Equable Shares Hedged Equity Fund
Schedule of Investments
July 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.1%		Shares	Value
Clearshares Ultra-Short Maturity ETF		30,000	$3,004,350
iShares Core S&P 500 ETF (a)(b)		105,000	66,664,500
SPDR S&P 500 ETF Trust (a)(b)(c)		305,000	192,784,400
TOTAL EXCHANGE TRADED FUNDS (Cost $174,559,759)			262,453,250

PURCHASED OPTIONS(d) - 0.3%	Notional Amount	Contracts(e)	Value
Put Options - 0.3%			$–
SPDR S&P 500 ETF Trust, Expiration: 09/30/2025; Exercise Price: $600.00	$79,010,000	1,250	748,750
TOTAL PURCHASED OPTIONS (Cost $671,629)			748,750

TOTAL INVESTMENTS - 98.4% (Cost $175,231,388)			263,202,000
Money Market Deposit Account(f) - 8.2%			21,832,946
Liabilities in Excess of Other Assets - (6.6)%			(17,485,700)
TOTAL NET ASSETS - 100.0%			$267,549,246
two			–%
Percentages are stated as a percent of net assets.			–%

ETF – Exchange Traded Fund

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of July 31, 2025, is $259,448,900.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at https://www.sec.gov/ .

(d)	Non-income producing security.
(e)	100 shares per contract.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.11%.

Equable Shares Hedged Equity Fund
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS(a)	Notional Amount	Contracts(b)	Value
Call Options
iShares Core S&P 500 ETF, Expiration: 09/19/2025; Exercise Price: $600.00	$(66,664,500)	(1,050)	$(4,520,250)
SPDR S&P 500 ETF Trust, Expiration: 09/30/2025; Exercise Price: $600.00	(192,784,400)	(3,050)	(12,430,275)
Total Call Options			(16,950,525)

Put Options
SPDR S&P 500 ETF Trust, Expiration: 09/30/2025; Exercise Price: $560.00	(79,010,000)	(1,250)	(319,375)
TOTAL WRITTEN OPTIONS (Premiums received $10,116,248)			$(17,269,900)

ETF – Exchange Traded Fund
(a)	Non-income producing security.
(b)	100 shares per contract.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Teramo Advisors, LLC as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments at Fair Value:
Exchange Traded Funds	$262,453,250	$–	$–	$262,453,250
Purchased Options	–	748,750	–	748,750
Total Investments in Securities	$262,453,250	$748,750	$–	$263,202,000

Liabilities:
Investments at Fair Value:
Written Options	$–	$(17,269,900)	$–	$(17,269,900)
Total Investments in Securities	$–	$(17,269,900)	$–	$(17,269,900)

As of the period ended July 31, 2025, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.